Exhibit 10.18
AMENDMENT NO. 3. TO
LEASE AGREEMENT
BY AND BETWEEN
DESTA FIVE PARTNERSHIP, LTD.,
AS LANDLORD,
AND
CIRRUS LOGIC, INC.
AS TENANT

THIRD AMENDMENT TO LEASE AGREEMENT
     This is the Third Amendment to the Lease Agreement by and between Desta Five Partnership, Ltd., as Landlord, and Cirrus Logic, Inc., as Tenant, effective November 10, 2000, and as amended by the First Amendment to the Lease Agreement and by the Second Amendment to the Lease Agreement (the original agreement with all amendments referred to herein as “Lease Agreement”).
     Landlord and Tenant and Desta Six Partnership, Ltd. have settled a lawsuit concerning, among other matters, the effect of Subparagraph I.A. and Subparagraph IV. A. of Exhibit I to the Lease Agreement. This Third Amendment is intended to implement certain aspects of their settlement agreement which relate to the Lease Agreement.
     1. Exhibit I.
          A. The parties agree that Desta Six Partnership, Ltd. is “Landlord” for purposes of Exhibit I to the Lease Agreement, as the assignee of W&G Partnership’s rights thereunder.
          B. The parties agree that Paragraph I (including Subparagraphs I.A., I.B., I.C., I.D., and I.E.) of Exhibit I to the Lease Agreement is null and void and of no force or effect ab initio.
     2. Letter of Credit. The schedule of reductions of the Letter of Credit in Section 3.05(g) of the Lease Agreement is hereby deleted and the following is substituted in lieu thereof:

Anniversary of Commencement Date	Letter of Credit Reduces To
1st	$7,714,284
2nd	6,428,510
3rd	5,142,856
9th	2,571,428
9 1/2 [i.e., May 10, 2012]	-0-
     3. Ratification of Lease Agreement. Except as amended herein, the Lease Agreement is ratified and confirmed by Landlord and Tenant, including without limitation Exhibit I (except for Paragraph I thereof), which is ratified and confirmed by Landlord, Tenant and Desta Six Partnership, Ltd. Unless otherwise specially defined herein, all capitalized terms herein shall have the same definition as set forth in the Lease Agreement.
     Executed and effective this 30th day of November, 2005.
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LANDLORD, LEASE AGREEMENT
DESTA FIVE PARTNERSHIP, LTD.
BY: L. Paul Latham
ITS: President
TENANT
CIRRUS LOGIC, INC.
BY: John T. Kurtzweil
ITS: SVP & CFO
LANDLORD, EXHIBIT I TO LEASE AGREEMENT
DESTA SIX PARTNERSHIP, LTD.
BY: L. Paul Latham
ITS: President